UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2005 (March 29, 2005)

Gevity HR, Inc.

(Exact name of registrant as specified in its charter)

Florida	0-22701	65-0735612
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 301 Boulevard West

Suite 202

Bradenton, Florida 34205

(Address of principal executive offices and zip code)

(941) 741-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 25, 2005, Erik Vonk, the Chairman and Chief Executive Officer of Gevity HR, Inc., acknowledged and agreed to his 2005 compensation plan, as established and approved by the Compensation Committee of the Board of Directors. Mr. Vonk’s 2005 compensation plan is consistent with the company’s compensation disclosure as reported on a Current Report on Form 8-K, filed with the SEC on February 22, 2005. A copy of Mr. Vonk’s 2005 compensation plan is filed herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	2005 Compensation Plan For Erik Vonk, Chairman and Chief Executive Officer of Gevity HR, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2005

GEVITY HR, INC.

By:	/s/ Peter C. Grabowski
Name:	Peter C. Grabowski
Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	2005 Compensation Plan For Erik Vonk, Chairman and Chief Executive Officer of Gevity HR, Inc.